UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   April 20, 2004

BANDAG, INCORPORATED
(Exact name of registrant as specified in its charter)

Iowa	1-7007	42-0802143

(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

2905 North Highway 61, Muscatine, Iowa	52761-5886

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (563) 262-1400

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

a.	Not applicable.

b.	Not applicable.

c.	See Exhibit Index on page 3.

Item 12.    Results of Operations and Financial Condition.

On April 20, 2004, Bandag, Incorporated issued a press release reporting financial results for the quarterly period ended March 31, 2004. A copy of the press release is being furnished as Exhibit 99 to this Current Report on Form 8-K.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

BANDAG, INCORPORATED
(Registrant)
By: /s/ Warren W. Heidbreder
Warren W. Heidbreder
Vice President, Chief Financial Officer

Date:  April 21, 2004

Exhibit Index

Exhibit
Number            Exhibit

99	Press Release dated April 20, 2004

3